UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2009

NESTOR, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-12965	13-3163744
(Commission File Number)	(IRS Employer Identification Number)

42 Oriental Street; Third Floor, Providence, Rhode Island

(Address of principal executive offices)

(401) 274-5658

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03.	BANKRUPTCY OR RECEIVERSHIP.

On June 3, 2009, Nestor, Inc., a Delaware corporation (together with its subsidiaries, the “Registrant”), and its subsidiary Nestor Traffic Systems, Inc. filed a Petition for the Appointment of a Receiver with the Rhode Island Superior Court (the “Petition”).  As a result of the Petition, the Rhode Island Superior Court entered an Order Appointing Temporary Receiver (the “Order”).  Attorney Jonathan N. Savage of the firm Shechtman, Halperin and Savage, LLP was appointed as the Temporary Receiver.  On June 4, 2009, the Registrant and Nestor Traffic Systems, Inc. issued a Press Release regarding the Petition and Order (a copy of which is attached hereto as Exhibit 99.1).

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Exhibit

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NESTOR, INC.

	By:	/s/ Jonathan N. Savage
Jonathan N. Savage
Receiver

Date:June 3, 2009